Celsius Holdings Completes Acquisition of Alani Nu Acquisition creates a leading functional beverage portfolio, reaching more consumers who seek zero-sugar alternatives BOCA RATON, Fla., April 1, 2025 --- Celsius Holdings, Inc. (Nasdaq: CELH) today announced that it has completed its acquisition of Alani Nutrition LLC (Alani Nu) for $1.8 billion including $150 million in tax assets for a net purchase price of $1.65 billion, comprised of a mix of cash and stock. Combined, CELSIUS® and Alani Nu® form a leading functional beverage portfolio that is well positioned to capitalize on the growing consumer preference for healthier, zero-sugar beverage alternatives. “The closing of this transaction further strengthens our ability to grow the energy drink category and reach new consumers who seek better-for-you, functional beverages as a healthier alternative to traditional, sugary energy drinks,” said Celsius Chairman and CEO John Fieldly. “The Alani Nu founders and team have built a leading portfolio of health and wellness lifestyle products enjoyed by a large and loyal consumer base. We expect to continue creating the same great-tasting products Alani Nu is known for and innovating even more great flavors and collaborations to reach more people, in more places, more often.” As previously announced, Alani Nu will operate within Celsius, and key leadership team members of Alani Nu’s prior owners have agreed to continue as advisors to Celsius to help ensure continued business momentum. “Alani Nu has built a strong brand and a differentiated consumer base, which we believe will thrive and grow within the Celsius family,” said Alani Nu co-founder Max Clemons. “Thank you to the many Alani Nu employees and partners who have helped inspire and support our customers in their pursuit of active, wellness lifestyles. I look forward to working with the Celsius team to make Alani Nu products available to many more people and to continue creating great-tasting, functional products aligned with today’s wellness lifestyles.” About Celsius Holdings, Inc. Celsius Holdings, Inc. (Nasdaq: CELH) is a functional beverage company and the owner of energy drink brand CELSIUS®, hydration brand CELSIUS HYDRATIONTM and health and wellness brand Alani Nu®. Born in fitness and pioneering the rapidly growing, better-for-you, functional beverage category, the company creates and markets leading functional beverage products. For more information, please visit www.celsiusholdingsinc.com. Contact: Paul Wiseman investorrelations@celsius.com Forward-Looking Statements This press release contains statements by Celsius Holdings, Inc. (“Celsius”, “we”, “us”, “our” or the “Company”) that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, our prospects, plans, business strategy and expected financial and operational results. You can identify these statements by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would”, ”could”,

”project”, ”plan”, “potential”, ”designed”, “seek”, “target”, variations of these terms, the negatives of such terms and similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. You should not rely on forward-looking statements because our actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: changes to our commercial agreements with PepsiCo, Inc.; management’s plans and objectives for international expansion and global operations; general economic and business conditions; our business strategy for expanding our presence in our industry; our expectations of revenue; operating costs and profitability; our expectations regarding our strategy and investments; our ability to successfully integrate business that we have acquired, including Alani Nu, or that we may acquire; our ability to achieve the benefits that we expect to realize as a result of our acquisitions, including Alani Nu; the potential negative impact on our financial condition and results of operations if we fail to achieve the benefits that we expect to realize as a result of our business acquisitions, including Alani Nu; liabilities of the businesses that we acquire that are not known to us; our expectations regarding our business, including market opportunity, consumer demand and our competitive advantage; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the Company’s ability to comply with the rules and regulations of the Securities and Exchange Commission (the “SEC”); and those other risks and uncertainties discussed in the reports we have filed with the SEC, such as our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date the statements were made. We do not undertake any obligation to update forward-looking information, except to the extent required by applicable law.